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                                                             Exhibit (10)F


                                HORTON & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS
                         1680 ROUTE 23 NORTH, SUITE 110
                             WAYNE, NEW JERSEY 07470
                  (973) 305-9800 (TEL) ** (973) 305-8213 (FAX)

                                  July 24, 1997

Mr. Glen Gasparini
President
American Stone Industries, Inc.
900 Keele Street
Toronto, Ontario
Canada M6N 2B7

                                  RE:      Consent to Incorporation of
                                           Independent Auditors' Report

Dear Mr. Gasparini:

This firm was the independent auditor for American Stone Industries, Inc. (the "Company) for the fiscal year ended December 31, 1995. In this context, we understand that the Company is in the process of preparing and filing a Form 10-SB/A with the Securities & Exchange Commission.

Pursuant to Rule 601(b)(23), this letter will serve as our consent for the Company to file as an exhibit with the Form 10-SB/A, our Independent Auditors' Report dated April 3, 1996 (except for Note 10 for which the date is July 8,
1997) for fiscal year ended December 31, 1995, and to the reference of Horton & Company, L.L.C., therein.

                                                     Horton & Company, L.L.C.